EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Mathew, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Sterling Equity Holdings, Inc. on Form 10-KSB for the annual period ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Sterling Equity Holdings, Inc.

Date: April 25, 2007

By: _/s/  Thomas Mahew_____
    Thomas Mathew
    Chief Executive Officer and Principal Accounting Officer